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                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each one of the undersigned directors of FEDERAL-MOGUL CORPORATION, a Michigan corporation, which is about to file with the Securities and Exchange Commission, Washington D.C. under the provisions of the Securities Exchange Act of 1934, as amended, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999, hereby nominates, constitutes and appoints James J. Zamoyski and David M. Sherbin, or either of them, as his true and lawful attorney-in-fact, with full power to act and with full power of substitution, for him and in his name, place and stead, to sign such Report and any and all amendments thereto, and to file said Report and each Amendment so signed, with all Exhibits thereto, with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 23rd day of February, 2000.


                           /s/ RICHARD A. SNELL
                          -----------------------------
                                Richard A. Snell
                          Chairman of the Board, Chief
                        Executive Officer, President and
                                    Director


/s/  JOHN J. FANNON                          /s/  ANTONIO MADERO
-----------------------------                -----------------------
John J. Fannon                               Antonio Madero
Director                                     Director


/s/  RODERICK M. HILLS                      /s/  ROBERT S. MILLER, JR.
--------------------------                  ------------------------------
Roderick M. Hills                           Robert S. Miller, Jr.
Director                                    Director


/s/  PAUL SCOTT LEWIS                       /s/  JOHN C. POPE
-------------------------                   ---------------------
Paul Scott Lewis                            John C. Pope
Director                                    Director



                          /s/ SIR GEOFFREY WHALEN C.B.E
                          -----------------------------
                           Sir Geoffrey Whalen C.B.E.
                                    Director